Exhibit 10.1

CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 6, 2018 (this “Agreement”), among Americold Realty Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), Americold Realty Trust, a Maryland real estate investment trust (the “Company”), the Guarantors, Lenders, Letter of Credit Issuers and Swing Line Lender (each as defined the Credit Agreement described below) party hereto and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Company, the Lenders, the Letter of Credit Issuers, the Swing Line Lender and the Administrative Agent are party to that certain Credit Agreement, dated as of January 23, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), and the Borrower, the Guarantors and the Administrative Agent are party to the Guarantee and Collateral Agreement; and

WHEREAS, the Borrower notified the Administrative Agent that it intends to prepay the Term Loan in the amount of $50,000,000 (the “Prepayment”) with the Prepayment to be applied to the Term Loans of the Lenders in the amounts set forth on Annex I hereto rather than in accordance with their respective Applicable Percentages in respect of the Term Loan Facility as required under Section 5.1(a) of the Credit Agreement; and

WHEREAS, the Borrower has requested that, concurrently with the Prepayment, the Lenders increase the Total Revolving Credit Commitment from $400,000,000 to $450,000,000 (the “Revolver Increase”).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Consent. Subject to all of the terms and conditions set forth in this Agreement, each of the Lenders hereby consents, as of the Effective Date (as hereinafter defined), to (a) the application of the Prepayment to the Term Loans of the Lenders in the amounts set forth on Annex I hereto and (b) increasing its Revolving Credit Commitment to the amount set forth opposite such Lender’s name on Annex II hereto under the caption “Revolving Credit Commitment.”

SECTION 2.    Amendment to Credit Agreement. Subject to all of the terms and conditions set forth in this Agreement, as of the Effective Date, the Credit Agreement is hereby amended by replacing Schedule 1.1A to the Credit Agreement in its entirety with the Schedule 1.1A attached hereto as Annex II.

SECTION 3.    Conditions to Effectiveness. This Agreement shall be deemed effective as of the first date (such date being referred to herein as the “Effective Date”) on which all of the following conditions precedent have been satisfied or waived in writing:

3.1    the Administrative Agent shall have received counterparts of this Agreement duly executed by each of the Loan Parties, the Administrative Agent and each of the Lenders;

3.2    the Borrower shall have made the Prepayment;

3.3    no Default or Event of Default has occurred and is continuing on the Effective Date or would (giving effect to this Agreement) result from the Revolver Increase;

3.4    before and after giving effect to the Revolver Increase (giving effect to this Agreement), each of the representations and warranties made by or on behalf of any Group Member in or pursuant to the Loan Documents shall be true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) on the Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date); and

3.5    the Borrower shall have delivered to the Administrative Agent a certificate of the Borrower dated as of the Effective Date, signed by a Responsible Officer of the Borrower certifying and attaching the resolutions adopted by the Borrower approving or consenting to the Revolver Increase and certifying that the conditions in clauses 3.3 and 3.4 above have been satisfied.

SECTION 4.    Representations and Warranties. Each of the Loan Parties reaffirms and restates the representations and warranties made by it in or pursuant to the Loan Documents, in each case, after giving effect to the amendments to the Credit Agreement contemplated by this Agreement, and all such representations and warranties are true and correct in all material respects on and as of the date of this Agreement as if made on and as of such date (except where such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, if qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date). Each of the Loan Parties additionally represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent, the Swing Line Lender, the Letter of Credit Issuers and the Lenders that:

(a)    it has the corporate, limited liability or limited partnership, as applicable, power and authority, and the legal right, to enter into and perform this Agreement and the transactions contemplated hereby and has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

(b)    no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the transactions contemplated hereby, except consents, authorizations, filings and notices that have been obtained or made and are in full force and effect;

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(c)    this Agreement has been duly executed and delivered on behalf of each Loan Party, and is a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d)    no Default or Event of Default has occurred and is continuing; and

(e)    the execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Material Contract or any Governing Document of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Material Contract (other than the Liens created by the Collateral Documents).

SECTION 5.    Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.

SECTION 6.    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and out-of-pocket expenses incurred in connection with this Amendment to the extent required under Section 12.5 of the Credit Agreement.

SECTION 7.    Ratification.

(a)    The Credit Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by this Agreement, and the other Loan Documents.

(b)    This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Loan Document or any of the instruments or agreements referred to in any thereof or a waiver of any Default or Event of Default, whether or not known to the Administrative Agent, the Swing Line Lender, any of the Letter of Credit Issuers or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, the Swing Line Lender, any of the Letter of Credit Issuers or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

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SECTION 8.    Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.

SECTION 9.    References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

SECTION 10.    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 11.    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12.    Severability. If any provision of this Agreement is prohibited, illegal, invalid or unenforceable in any jurisdiction, (a) such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction and (b) the parties shall endeavor in good faith negotiations to replace the prohibited, illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the prohibited, illegal, invalid or unenforceable provisions.

SECTION 13.    Governing Law. THIS AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 14.    Headings. Section headings in this Agreement are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

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IN WITNESS WHEREOF, the Loan Parties, the Lenders, the Letter of Credit Issuers, the Swing Line Lender and the Administrative Agent have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICOLD REALTY OPERATING PARTNERSHIP, L.P.

By:	/s/ Marc J. Smernoff
Name:	Marc J. Smernoff
Title:	Chief Financial Officer

AMERICOLD REALTY TRUST

By:	/s/ Marc J. Smernoff
Name:	Marc J. Smernoff
Title:	Chief Financial Officer

[Signature Page to First Amendment to Americold Credit Agreement]

AMERICOLD ACQUISITION, LLC
AMERICOLD LOGISTICS, LLC
AMERICOLD NEBRASKA LEASING LLC
AMERICOLD PROPCO PHOENIX VAN BUREN LLC
AMERICOLD REAL ESTATE, L.P.
AMERICOLD REALTY, INC.
AMERICOLD SAN ANTONIO PROPCO, LLC
AMERICOLD TRANSPORTATION SERVICES, LLC
ART AL HOLDING LLC
ART FIRST MEZZANINE BORROWER GP LLC
ART FIRST MEZZANINE BORROWER OPCO 2006-2 L.P.
ART FIRST MEZZANINE BORROWER OPCO GP 2006-2 LLC
ART FIRST MEZZANINE BORROWER PROPCO 2006-2 L.P.
ART FIRST MEZZANINE BORROWER PROPCO GP 2006-2 LLC
ART FIRST MEZZANINE BORROWER, L.P.
ART ICECAP HOLDINGS LLC
ART MANAGER L.L.C.
ART MORTGAGE BORROWER GP LLC
ART MORTGAGE BORROWER, L.P.
ART MORTGAGE BORROWER OPCO 2006-1A L.P.
ART MORTGAGE BORROWER OPCO 2006-1B L.P.
ART MORTGAGE BORROWER OPCO 2006-1C L.P.
ART MORTGAGE BORROWER OPCO 2006-2 L.P.
ART MORTGAGE BORROWER OPCO GP 2006-1A LLC
ART MORTGAGE BORROWER OPCO GP 2006-1B LLC
ART MORTGAGE BORROWER OPCO GP 2006-1C LLC
ART MORTGAGE BORROWER OPCO GP 2006-2 LLC
ART MORTGAGE BORROWER PROPCO 2006-1A L.P.
ART MORTGAGE BORROWER PROPCO 2006-1B L.P.
ART MORTGAGE BORROWER PROPCO 2006-1C L.P.
ART MORTGAGE BORROWER PROPCO 2006-2 L.P.
ART MORTGAGE BORROWER PROPCO GP 2006-1A LLC
ART MORTGAGE BORROWER PROPCO GP 2006-1B LLC
ART MORTGAGE BORROWER PROPCO GP 2006-1C LLC
ART MORTGAGE BORROWER PROPCO GP 2006-2 LLC
ART QUARRY TRS LLC
ART SECOND MEZZANINE BORROWER GP LLC
ART SECOND MEZZANINE BORROWER, L.P.
ATLAS COLD STORAGE LOGISTICS LLC
ATLAS LOGISTICS GROUP RETAIL SERVICES (ATLANTA) LLC
ATLAS LOGISTICS GROUP RETAIL SERVICES (DENVER) LLC
ATLAS LOGISTICS GROUP RETAIL SERVICES (PHOENIX) LLC
ATLAS LOGISTICS GROUP RETAIL SERVICES (ROANOKE) LLC
KC UNDERGROUND, L.L.C.
VCD PLEDGE HOLDINGS, LLC
VERSACOLD ATLAS LOGISTICS SERVICES USA LLC
VERSACOLD LOGISTICS, LLC
VERSACOLD MIDWEST LLC
VERSACOLD NORTHEAST LOGISTICS, LLC
VERSACOLD NORTHEAST, INC.
VERSACOLD TEXAS, L.P.
VERSACOLD USA, INC.

By:	/s/ Marc J. Smernoff
Name:	Marc J. Smernoff
Title:	Chief Financial Officer

[Signature Page to First Amendment to Americold Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Aamir Saleem
Name:	Aamir Saleem
Title:	Vice President

[Signature Page to First Amendment to Americold Credit Agreement]

BANK OF AMERICA, N.A., as a Lender, a Letter of Credit Issuer and the Swing Line Lender

By:	/s/ Jonathan Salzinger
Name:	Jonathan Salzinger
Title:	Vice President

[Signature Page to First Amendment to Americold Credit Agreement]

JPMORGAN CHASE BANK N.A., as a Lender and a Letter of Credit Issuer

By:	/s/ Jaime Gitler
Name:	Jaime Gitler
Title:	Vice President

[Signature Page to First Amendment to Americold Credit Agreement]

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender

By:	/s/ Olivia Leong
Name:	Olivia Leong
Title:	Executive Director

By:	/s/ Bram Stevens
Name:	Bram Stevens
Title:	Managing Director

[Signature Page to First Amendment to Americold Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Brian Gross
Name:	Brian Gross
Title:	Authorized Signatory

[Signature Page to First Amendment to Americold Credit Agreement]

COMPASS BANK, AN ALABAMA BANKING CORPORATION, as a Lender

By:	/s/ Don Byerly
Name:	Don Byerly
Title:	Senior Vice President

[Signature Page to First Amendment to Americold Credit Agreement]

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michelle M. Dawson
Name:	Michelle M. Dawson
Title:	Vice President

[Signature Page to First Amendment to Americold Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ Kyle D. Upton
Name:	Kyle D. Upton
Title:	Vice President

[Signature Page to First Amendment to Americold Credit Agreement]

SUNTRUST BANK, as a Lender

By:	/s/ Francine Glandt
Name:	Francine Glandt
Title:	Senior Vice President

[Signature Page to First Amendment to Americold Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lori Y. Jensen
Name:	Lori Y. Jensen
Title:	Senior Vice President

[Signature Page to First Amendment to Americold Credit Agreement]

BRANCH BANK AND TRUST COMPANY, as a Lender

By:	/s/ Brad Bowen
Name:	Brad Bowen
Title:	Senior Vice President

[Signature Page to First Amendment to Americold Credit Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

[Signature Page to First Amendment to Americold Credit Agreement]

ZB, N.A. dba NATIONAL BANK OF ARIZONA, as a Lender

By:	/s/ Eric Damko
Name:	Eric Damko
Title:	Vice President

[Signature Page to First Amendment to Americold Credit Agreement]

RAYMOND JAMES BANK FSB, as a Lender

By:	/s/ Matt Stein
Name:	Matt Stein
Title:	Senior Vice President

[Signature Page to First Amendment to Americold Credit Agreement]

ANNEX I TO FIRST AMENDMENT

Allocation of the Prepayment

Term Lender	Prepayment Amount
Bank of America, N.A.	$8,000,000.00
JPMorgan Chase Bank, N.A.	$5,000,000.00
Cooperatieve Rabobank U.A., New York Branch	$5,000,000.00
Royal Bank of Canada	$5,000,000.00
Citizens Bank, National Association	$4,500,000.00
Regions Bank	$4,500,000.00
SunTrust Bank	$4,500,000.00
U.S. Bank National Association	$3,000,000.00
Branch Bank and Trust Company	$2,000,000.00
Goldman Sachs Lending Partners LLC	$2,000,000.00
ZB, N.A. dba National Bank of Arizona	$2,000,000.00
Compass Bank, an Alabama Banking Corporation	$2,250,000.00
Raymond James Bank FSB	$2,250,000.00

Total	$50,000,000.00

Annex I

ANNEX II TO FIRST AMENDMENT

Schedule 1.1A

Commitments, Applicable Percentages and Sublimits

Revolving Credit Commitments

Lender	Commitment	Applicable Percentage/Revolving Credit Commitment Percentage	Letter of Credit Sublimit
Bank of America, N.A.	$53,500,000.00	11.888888889%	$40,000,000.00
JPMorgan Chase Bank, N.A.	$48,500,000.00	10.777777778%	$40,000,000.00
Cooperatieve Rabobank U.A., New York Branch	$48,500,000.00	10.777777778%	$0.00
Royal Bank of Canada	$48,500,000.00	10.777777778%	$0.00
Citizens Bank, National Association	$39,000,000.00	8.666666667%	$0.00
Regions Bank	$39,000,000.00	8.666666667%	$0.00
SunTrust Bank	$39,000,000.00	8.666666667%	$0.00
U.S. Bank National Association	$29,000,000.00	6.444444444%	$0.00
Branch Bank and Trust Company	$22,000,000.00	4.888888889%	$0.00
Goldman Sachs Lending Partners LLC	$22,000,000.00	4.888888889%	$0.00
ZB, N.A. dba National Bank of Arizona	$22,000,000.00	4.888888889%	$0.00
Compass Bank, an Alabama Banking Corporation	$19,500,000.00	4.333333333%	$0.00
Raymond James Bank FSB	$19,500,000.00	4.333333333%	$0.00

Total	$450,000,000.00	100.000000000%	$80,000,000.00

Annex II

Term Commitments

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$56,500,000.00	11.894736842%
JPMorgan Chase Bank, N.A.	$51,500,000.00	10.842105263%
Cooperatieve Rabobank U.A., New York Branch	$51,500,000.00	10.842105263%
Royal Bank of Canada	$51,500,000.00	10.842105263%
Citizens Bank, National Association	$41,000,000.00	8.631578947%
Regions Bank	$41,000,000.00	8.631578947%
SunTrust Bank	$41,000,000.00	8.631578947%
U.S. Bank National Association	$31,000,000.00	6.526315789%
Branch Bank and Trust Company	$23,000,000.00	4.842105263%
Goldman Sachs Lending Partners LLC	$23,000,000.00	4.842105263%
ZB, N.A. dba National Bank of Arizona	$23,000,000.00	4.842105263%
Compass Bank, an Alabama Banking Corporation	$20,500,000.00	4.315789474%
Raymond James Bank FSB	$20,500,000.00	4.315789474%

Total	$475,000,000.00	100.000000000%

Annex II